Exhibit 99.1

Contacts:
Press:	Investors/Analysts:
Jeff Ferry	Bob Blair
jferry@infinera.com	bblair@infinera.com
Infinera Corporation	Infinera Corporation
408-572-5213	408-716-4879

Infinera Corporation Reports

Third Quarter 2007 Financial Results

Customer Growth & Diversification, Market Expansion Drive Performance

Sunnyvale, CA, October 23, 2007 – Infinera Corporation (Nasdaq: INFN), a leading provider of digital optical communications systems, today released financial results for the third quarter ended September 29, 2007.

GAAP Results:

•	GAAP revenues for the third quarter of 2007 were $62.2 million compared to $58.4 million in the second quarter of 2007.

•	GAAP gross margins were 34% in the third quarter of 2007 compared to 28% in the second quarter of 2007.

•

Including non-cash stock-based compensation and warrant revaluation expenses, the GAAP net loss was $5.5 million, or $0.07 per share, for the third quarter of 2007 compared to a GAAP net loss of $26.1 million, or $1.10 per share, in the second quarter of 2007.

Invoiced Shipments:

•	Invoiced shipments for the third quarter of 2007 were $80.4 million compared to $69.0 million in the second quarter of 2007 and $42.0 million in the third quarter of 2006.

•	Invoiced shipments increased 17% from the prior quarter and 91% from the third quarter of 2006.

Non-GAAP Invoiced Shipment Results:

•

Gross margins on an invoiced shipments basis, excluding non-cash stock-based compensation were 43% in the third quarter of 2007 compared to 37% in the second quarter of 2007 and 21% in the third quarter of 2006.

•

Excluding non-cash stock-based compensation and warrant revaluation expenses, the net income on an invoiced shipments basis was $10.9 million, or $0.12 per diluted share, for the third quarter of 2007 compared to $2.7 million, or $0.04 per diluted share, in the second quarter of 2007.

Management Commentary and Other Highlights

“We are pleased with the third quarter results as they demonstrate growing customer acceptance of Infinera’s innovative approach to building optical networks,” said Jagdeep Singh, chief executive officer of Infinera. “In the third quarter, we made significant strides in reducing our customer concentration and further penetrating other markets. In addition, our gross margin and net income results represent progress toward achieving our long-term target business model.

“Increasingly, we believe that innovative companies are embracing Infinera’s vision of bandwidth virtualization—converting their optical network traffic digitally into a pool of bandwidth that can be cost-effectively and flexibly utilized for whatever services their customers require.

“Against a backdrop of customer expansion and significant revenue growth, we believe that Infinera’s product quality and customer satisfaction are both at high levels,” said Singh.

Other highlights of the third quarter include:

•

Reduced customer concentration: The company had three 10% or greater customers in the third quarter with the largest accounting for 28% of revenue on an invoiced shipment basis. In the second quarter, its largest customer accounted for 48% of revenue on an invoiced shipment basis; a year ago, that customer accounted for 55% of revenue on an invoiced shipment basis.

•	Customer growth: Seven new customers were added in the third quarter of 2007, expanding the customer roster to 38, versus 31 in the second quarter of 2007.

•

Market diversification: Announced customer wins in the third quarter included deployment of the company’s equipment in the cable market (Cox Communications) and the internet content provider market (OVH), demonstrating a continued broadening of markets served by Infinera, and building on the company’s continued growth in the bandwidth wholesaler market (360 Networks, XO Communications).

•

Market leadership in North America: The company was number one in North America in multi-reach DWDM, according to industry analysts Ovum RHK, based on the company’s invoice shipments for the trailing four quarters through the second quarter of 2007.

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its third quarter results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the Company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 30 days. To hear the replay, parties in the United States and Canada should call 866-431-5844. International parties can access the replay at +1-203-369-0959.

About Infinera

Infinera provides Digital Optical Networking systems (the DTN System) to telecommunications carriers, cable operators and other service providers worldwide. Infinera’s large-scale photonic integrated circuit (PIC) incorporates 100 Gigabits per second of transmit and receive capacity and the functionality of more than 60 discrete optical components into a pair of indium phosphide chips. Infinera’s DTN system and PIC technology are designed to provide optical networks that provide operating simplicity, enhanced revenue generation, faster time-to-service and capital cost savings. For more information, please visit www.infinera.com.

Forward Looking Statements

This press release contains forward-looking statements, including statements relating to Infinera’s ability to change the economics of optical communications networks and design products that are flexible and economical for our customers, our belief that our gross margin and net income results for the third quarter of 2007 represent progress toward achieving our long-term target business model, our belief regarding market acceptance of our products and vision, our belief that our product quality and customer satisfaction are both at high levels and the financial and other benefits of our system for our customers. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Infinera’s business are set forth in our quarterly report on Form 10-Q, which was filed with the SEC on August 1, 2007, the Registration Statement on Form S-1 which was filed with the SEC on October 12, 2007, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Non-GAAP and other Financial Measures

In addition to disclosing financial measures prepared in accordance with United States Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP and other financial measures that include invoiced shipments and exclude non-GAAP non-cash stock-based compensation and warrant valuation expenses. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “GAAP to Non-GAAP Invoiced Shipment Reconciliation” as well as the accompanying notes on the use of certain non-GAAP measures. We anticipate disclosing forward-looking non-GAAP and other financial information in our conference call to discuss our third quarter of 2007 results, including an estimate of non-GAAP invoiced shipment earnings for the fourth quarter of 2007 that excludes non-GAAP non-cash stock-based compensation expenses related to our equity awards and the right to purchase common stock under our Employee Stock Purchase Plan in the period.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 29, 2007	September 30, 2006	September 29, 2007	September 30, 2006
Revenue:
Ratable product and related support and services	$62,130	$6,118	$162,488	$12,825
Product	25	1,578	7,275	1,578

Total revenue	62,155	7,696	169,763	14,403

Cost of revenue(1):
Cost of ratable product and related support and services	37,620	7,967	109,992	17,940
Lower of cost or market adjustment	3,184	4,172	6,470	12,154
Cost of product	18	311	3,869	311

Total cost of revenue	40,822	12,450	120,331	30,405

Gross profit (loss)	21,333	(4,754)	49,432	(16,002)

Operating expenses(1):
Sales and marketing	7,995	4,914	22,032	11,777
Research and development	14,621	14,034	44,758	27,752
General and administrative	7,069	3,960	17,984	7,624
Amortization of intangible assets	37	19	111	19

Total operating expenses	29,722	22,927	84,885	47,172

Loss from operations	(8,389)	(27,681)	(35,453)	(63,174)

Other income (expense), net:
Interest income	2,459	849	3,373	1,644
Interest expense	(67)	(1,152)	(2,249)	(3,541)
Other gain (loss), net(2)	533	(589)	(16,982)	139

Total income (expense), net	2,925	(892)	(15,858)	(1,758)

Loss before provision of income taxes	(5,464)	(28,573)	(51,311)	(64,932)
Provision for income taxes	62	23	124	53

Net loss	$(5,526)	$(28,596)	$(51,435)	$(64,985)

Net loss per common share, basic and diluted	$(0.07)	$(4.42)	$(1.34)	$(11.40)

Weighted average shares used in computing basic and diluted net loss per common share	84,017	6,465	38,419	5,701

(1)	The following table summarizes the effects of stock-based compensation related to employees, non-recourse notes and non-employees for the three and nine months ended September 29, 2007 and September 30, 2006:

	Three Months Ended		Nine Months Ended
	September 29, 2007	September 30, 2006	September 29, 2007	September 30, 2006
Cost of revenue	$143	$12	$254	$16
Research and development	1,113	226	2,436	284
Sales and marketing	689	119	1,122	147
General and administration	1,129	138	2,032	178

	3,074	495	5,844	625
Cost of revenue - amortization from balance sheet*	89	—	129	—

Total stock-based compensation expense	$3,163	$495	$5,973	$625

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.
(2)	The following table summarizes the remeasurement of our freestanding preferred stock warrants under FAS 150:

	Three Months Ended		Nine Months Ended
	September 29, 2007	September 30, 2006	September 29, 2007	September 30, 2006
Other gain (loss)	$—	$(729)	$(19,761)	$(147)

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 29, 2007
	GAAP	Deferral Adjustments		Invoiced Shipments	Non-GAAP Stock Comp		Non-GAAP Invoiced Shipments Excluding Stock Comp
Revenue	$62,155	$18,195	(a)	$80,350	$—		$80,350
Cost of revenue	40,822	5,181	(b)	46,003	(470	)(c)	45,533

Gross profit	21,333	13,014		34,347	470		34,817
Gross margin	34%						43%
Operating expenses	29,722	—		29,722	(2,931	)(c)	26,791

Income (loss) from operations	(8,389)	13,014		4,625	3,401		8,026
Other income (expense), net	2,925	—		2,925	—		2,925

Income (loss) before provision for income taxes	(5,464)	13,014		7,550	3,401		10,951
Provision for income taxes	62	—		62	—		62

Net income (loss)	$(5,526)	$13,014		$7,488	$3,401		$10,889

Net income (loss) per common share:
Basic	$(0.07)						$0.13

Diluted	$(0.07)						$0.12

Weighted shares used in computing net income (loss) per common share:
Basic	84,017						84,017

Diluted	84,017						92,007

	Three Months Ended June 30, 2007
	GAAP	Deferral Adjustments		Invoiced Shipments	Non-GAAP Stock Comp/Warrant Valuation		Non-GAAP Invoiced Shipments Excluding Stock Comp/Warrant Valuation
Revenue	$58,416	$10,535	(a)	$68,951	$—		$68,951
Cost of revenue	42,236	1,248	(b)	43,484	(169	)(c)	43,315

Gross profit	16,180	9,287		25,467	169		25,636
Gross margin	28%						37%
Operating expenses	25,875	—		25,875	(2,045	)(c)	23,830

Income (loss) from operations	(9,695)	9,287		(408)	2,214		1,806
Other income (expense), net	(16,368)	—		(16,368)	17,261	(d)	893

Income (loss) before provision for income taxes	(26,063)	9,287		(16,776)	19,475		2,699
Provision for income taxes	33	—		33	—		33

Net income (loss)	$(26,096)	$9,287		$(16,809)	$19,475		$2,666

Net income (loss) per common share:
Basic	$(1.10)						$0.11

Diluted	$(1.10)						$0.04

Weighted shares used in computing net income (loss) per common share:
Basic	23,678						23,678

Diluted	23,678						59,284

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30, 2006
	GAAP	Deferral Adjustments		Invoiced Shipments	Non-GAAP Stock Comp/Warrant Valuation		Non-GAAP Invoiced Shipments Excluding Stock Comp/Warrant Valuation
Revenue	$7,696	$34,307	(a)	$42,003	$—		$42,003
Cost of revenue	12,450	20,574	(b)	33,024	(12	)(c)	33,012

Gross profit	(4,754)	13,733		8,979	12		8,991
Gross margin	-62%						21%
Operating expenses	22,927	—		22,927	(483	)(c)	22,444

Income (loss) from operations	(27,681)	13,733		(13,948)	495		(13,453)
Other income (expense), net	(892)	—		(892)	729	(d)	(163)

Income (loss) before provision for income taxes	(28,573)	13,733		(14,840)	1,224		(13,616)
Provision for income taxes	23	—		23	—		23

Net income (loss)	$(28,596)	$13,733		$(14,863)	$1,224		$(13,639)

Net income (loss) per common share:
Basic	$(4.42)						$(2.11)

Diluted	$(4.42)						$(2.11)

Weighted shares used in computing net income (loss) per common share:
Basic	6,465						6,465

Diluted	6,465						6,465

Use of Non-GAAP Information:

To supplement our condensed consolidated financial statements presented on a GAAP basis, Infinera uses invoiced shipment measures of operating results and net income which include changes in our deferred revenue and deferred cost of inventory balances from the prior period. We also present non-GAAP measures of operating results, net income and net income per share, which are adjusted to include invoiced shipments and exclude non-GAAP stock-based compensation expense and warrant valuation expense. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Infinera’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or basic and diluted net income per share prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

(a)	Included amount represents the change in the deferred revenue balance for the period as reported on our balance sheet. We believe investors want to see the income statement with the change in deferred revenue balance included in order to understand the gross margin profile of the underlying invoiced shipments.

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment Reconciliation

(In thousands)

Use of Non-GAAP Information (Continued):

(b)	Included amount represents the change in the deferred cost of inventory balance for the period as reported on our balance sheet. We believe investors want to see the income statement with the change in the deferral balance included in order to understand the gross margin profile of the underlying invoiced shipments and in order to compare our financial performance with that of other companies and between periods.

(c)	Excluded amount represents stock-based compensation expense on a non-GAAP basis. Stock-based compensation is a non-cash expense accounted for in accordance with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R). While a large component of our expense, we believe investors want to evaluate our financial results both including and excluding the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

The stock-based compensation expense excluded from cost of revenue is a non-GAAP financial measure and is reconciled to the corresponding GAAP amount in the table below:

	Three Months Ended
	September 29, 2007	June 30, 2007	September 30, 2006
GAAP stock-based compensation in cost of revenue	$143	$94	$12
GAAP stock-based compensation in cost of revenue—amortization from balance sheet	89	$27	—
Stock-based compensation not deferred to deferred inventory cost	308	71	—
Stock-based compensation previously recognized on invoiced shipment basis	(70)	(23)	—

Non-GAAP stock-based compensation in cost of revenue	$470	$169	$12

(d)	Excluded amount represents the adjustment to revalue our convertible preferred warrants to fair value as required by FAS 150. Subsequent to our IPO, we are no longer required to revalue these warrants and, therefore, we believe investors want to evaluate our financial results both including and excluding the effect of this revaluation expense in order to compare our financial performance with that of other companies and between periods.

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands)

	September 29, 2007	December 31, 2006
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$88,823	$28,884
Short-term investments	86,003	688
Short-term restricted cash	410	—
Accounts receivable	38,608	41,635
Other receivables	2,635	513
Inventory	57,116	58,269
Deferred inventory costs	76,052	62,936
Prepaid expenses and other current assets	3,715	3,115

Total current assets	353,362	196,040

Property, plant and equipment, net	31,216	26,665
Intangible assets	1,607	1,806
Deferred inventory costs, non-current	3,835	4,317
Long-term investments	14,247	—
Long-term restricted cash	1,871	—
Other non-current assets	431	1,638

Total assets	$406,569	$230,466

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$27,032	$41,767
Accrued expenses	5,712	16,574
Accrued compensation and related benefits	13,327	7,628
Accrued warranty	4,283	1,339
Deferred revenue	148,752	101,080
Preferred stock warrant liability	—	5,409
Current portion of debt	—	20,025

Total current liabilities	199,106	193,822

Long-term portion of debt	—	8,357
Accrued warranty, non-current	5,088	1,378
Deferred revenue, non-current	8,398	9,873
Long-term exercised unvested options	1,041	996
Other long-term liabilities	4,710	1,811

Convertible preferred stock	—	320,550

Stockholders’ equity (deficit):
Common stock	86	9
Additional paid-in capital	553,714	7,911
Accumulated other comprehensive loss	(51)	(153)
Accumulated deficit	(365,523)	(314,088)

Total stockholders’ equity (deficit)	188,226	(306,321)

Total liabilities, convertible preferred stock and stockholders’ equity (deficit)	$406,569	$230,466

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	September 29, 2007	September 30, 2006
Cash Flows from Operating Activities:
Net loss	$(51,435)	$(64,985)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	7,150	5,482
Amortization of debt discount	282	156
Issuance of warrants	—	189
In-process research and development	—	4,474
Asset impairment charges	393	—
Stock-based compensation expense	5,973	625
Revaluation of warrant liabilities	19,761	147
Gain on disposal of fixed assets	(46)	—
Gain on sale of assets held for sale	(2,363)	—
Other gain	(73)	—
Changes in assets and liabilities:
Accounts receivable	3,196	(18,250)
Other receivables	(2,049)	(1,001)
Inventory	3,215	(25,511)
Prepaid expenses and other current assets	(1,234)	(849)
Deferred inventory costs	(12,764)	(38,926)
Other non-current assets	(1,266)	(411)
Accounts payable	(14,692)	14,459
Accrued liabilities and other expenses	(2,694)	9,710
Deferred revenue	46,197	61,084
Accrued warranty	6,653	855

Net cash provided by (used in) operating activities	4,204	(52,752)

Cash Flows from Investing Activities:
Net purchase of investments	(111,294)	(5,762)
Net proceeds from sale of investments	12,000	1,099
Proceeds from disposition of acquired assets	—	1,450
Proceeds from disposal of fixed assets	60	—
Proceeds from sale of assets held for sale	2,721	—
Purchase of property and equipment	(11,710)	(11,171)
Acquisition of certain assets, net	—	(4,675)

Net cash used in investing activities	(108,223)	(19,059)

Cash Flows from Financing Activities:
Principal payments on loan obligation	(35,401)	(12,313)
Proceeds from loans	7,119	13,652
Proceeds from initial public offering, net of issuance costs	190,078	—
Proceeds from issuance of common stock	2,097	2,994
Proceeds from issuance of preferred stock, net of issuance costs	—	73,574
Proceeds from exercise of warrants	45	—
Proceeds from non-recourse notes	—	126
Repurchase of common stock	(50)	—

Net cash provided by financing activities	163,888	78,033
Effect of exchange rate changes	70	(72)

Net change in cash and cash equivalents	59,939	6,150
Cash and cash equivalents at beginning of period	28,884	36,013

Cash and cash equivalents at end of period	$88,823	$42,163

Supplemental disclosures of cash flow information:
Cash paid for interest	$2,473	$2,467
Cash paid for income taxes	$62	$28

Infinera Corporation

Supplemental Financial Information

	Q1’06	Q2’06	Q3’06	Q4’06	Q1’07	Q2’07	Q3’07
Invoiced Shipments	$13.8	$19.7	$42.0	$70.5	$66.7	$69.0	$80.4
Gross Margin %	-43%	16%	21%	25%	35%	37%	43%

Invoiced Shipment Composition:
Domestic %	76%	89%	78%	72%	89%	84%	81%
International %	24%	11%	22%	28%	11%	16%	19%
Largest Customer%	64%	58%	55%	47%	57%	48%	28%

Cash Related Information:
Cash from Operations	$(21.6)	$(12.3)	$(18.8)	$(15.0)	$6.9	$(0.8)	$(2.0)
Capital Expenditures	$2.1	$2.9	$6.2	$4.1	$5.2	$3.6	$3.0
Depreciation & Amortization	$1.6	$1.7	$1.9	$1.8	$2.1	$2.0	$2.7
DSO’s	54	48	49	54	27	36	47

Inventory Metrics:
Raw Materials	$4.0	$5.1	$7.8	$6.7	$7.4	$8.8	$7.5
Work in Process	$16.7	$21.2	$30.9	$38.1	$31.6	$36.0	$34.8
Finished Goods	$5.7	$12.0	$11.8	$13.5	$18.4	$13.7	$14.8

Total Inventory	$26.5	$38.3	$50.5	$58.3	$57.3	$58.5	$57.1
Inventory Turns	3.0	1.7	2.6	3.6	3.0	3.0	3.2

Worldwide Headcount	363	470	576	605	617	646	668